Marketable securities, commodities, time deposits, derivative financial instruments and cash and cash equivalents (Details 2) - USD ($) $ in Millions	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Cash and cash equivalents [abstract]
Current accounts	$ 3,750	$ 3,247
Time deposits and short term investments with original maturity less than 90 days	5,908	7,865
Total cash and cash equivalents	$ 9,658	$ 11,112	$ 13,271	$ 8,860